GOLDMAN SACHS TRUST

Goldman Sachs High Yield Floating Rate Fund

(the “Fund”)

Supplement dated March 19, 2018, to the

Prospectus dated November 30, 2017, as supplemented to date

Effective immediately, Peter Campo, Managing Director, High Yield and Bank Loans team, will serve as a portfolio manager for the Fund. Michael Goldstein, Managing Director, Co-Head of High Yield and Bank Loans team, Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team, and Ken Yang, Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team, will continue to serve as portfolio managers for the Fund.

Accordingly, effective immediately, the Fund’s Prospectus is modified as follows:

The following replaces in its entirety the “Portfolio Managers” subsection of the “Goldman Sachs High Yield Floating Rate Fund—Summary—Portfolio Management” section of the Prospectus:

Portfolio Managers: Michael Goldstein, CFA, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since 2011; Rachel C. Golder, Managing Director, Co-Head of High Yield and Bank Loans team, has managed the Fund since January, 2018; Ken Yang, Co-Head of Bank Loans Strategies on the High Yield and Bank Loans team, has managed the Fund since January, 2018; and Peter Campo, Managing Director, High Yield and Bank Loans team, has managed the Fund since March, 2018.

The following row for Mr. Campo is added to the table in the “Fixed Income Portfolio Management Team” subsection of the “Service Providers—Fund Managers” section of the Prospectus:

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Peter Campo, Managing Director	Portfolio Manager— High Yield Floating Rate	Since 2018	Mr. Campo is a member of the High Yield and Bank Loans team. He joined the Investment Adviser in 2018. Prior to joining the Investment Adviser, he worked at Eaton Vance as a portfolio manager and research analyst.

This Supplement should be retained with your Prospectus for future reference.

SSFI3CONFIDSTK 03-18